UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 2, 2004



                               Ion Networks, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                     000-13117               22-2413505
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


 120 Corporate Boulevard, South Plainfield, New Jersey             07080
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (908) 546-3900


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      On November 2, 2004, the Board of Directors of Ion Networks, Inc. (the "Company") appointed, effective November 2, 2004, Harry Immerman to the Board of Directors.

      There is no arrangement or understanding between Mr. Immerman and any other persons pursuant to which Mr. Immerman was selected as a director.

      Mr. Immerman has been named to the Audit Committee.

      Neither Mr. Immerman nor any members of his immediate family have any direct or indirect material interest in any transaction during the last two years, or proposed transaction, to which the Company was or is to be a party.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 8, 2004

                                      ION NETWORKS, INC.


                                      By: /s/ Patrick E. Delaney
                                          --------------------------------------
                                          Name:  Patrick E. Delaney
                                          Title: Chief Financial Officer